Exhibit 10.23

EXCLUSIVE LICENSE AGREEMENT

BETWEEN THE UNIVERSITY OF CHICAGO AND RAINDANCE TECHNOLOGIES

FOR MICROFLUIDIC TECHNOLOGY

This License Agreement (“Agreement”), dated June 9, 2008, is between The University of Chicago, an Illinois not-for-profit corporation (“UNIVERSITY”), and RainDance Technologies, a Delaware corporation, having an address at 44 Hartwell Ave., Lexington, MA 02421 (“RAINDANCE”). Each hereunder maybe referred to separately as the (“Party”), or together as the (“Parties”).

WHEREAS, UNIVERSITY has the authority to issue licenses under Licensed Patents, and

WHEREAS, RAINDANCE wishes to obtain a license under the Licensed Patents, and

WHEREAS, RAINDANCE is prepared and intends to diligently develop the invention and to bring products to market which are subject to this Agreement, and

WHEREAS, research leading to Licensed Patents was sponsored in part by grants from the U.S. Government, and

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

Section 1. Definitions

The capitalized terms listed below and used in this Agreement shall have the following meanings:

A.	“Affiliate” means any corporation or other business entity that controls, is controlled by, or is under common control with a Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls at least fifty percent (50%) of the outstanding shares or other voting rights of the other corporation or entity having the right to elect directors or such lesser percentage that is the maximum permitted to be owned by a foreign entity in those jurisdictions where majority ownership by foreign entities is prohibited.

B.	[****].

C.	“Effective Date” means the date first written on page one of this Agreement.

D.	“Field” means [****]:

i.	[****].

ii.	[****].

iii.	[****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[****]

E.	“First Commercial Sale” means the first sale or transfer of a Licensed Product by RAINDANCE or its Affiliate to a third party for consideration.

F	“Licensed Patent(s)” means the patents and patent applications listed on Schedule A attached hereto, including all divisions, continuations, continuations-in-part, foreign counterparts, and any valid patents which may issue worldwide from such patent applications and any reissues, renewals, substitutions, or extensions of or to any such patents or patent applications.

G.	“Licensed Product” means services, products, including systems, chips, and kits which are (i) covered by the scope of any Valid Claim contained in any Licensed Patent, (ii) are made by a process, method or technique covered by the scope of any Valid Claim in any Licensed Patent, (iii) used in a method of use covered by the scope of any Valid Claim in any Licensed Patent, (iv) made using a component or material that is covered by the scope of any Valid Claim contained in any Licensed Patent that is supplied or caused to be supplied from, or offered for sale, sold or imported into, the United States, or (v) used in any service or part of selling a service, covered by the scope of any Valid Claim contained in the Licensed Patents.

H.	“Net Sales” means the amount billed, invoiced or received (whichever occurs first) for sales, leases or other transfers or use of Licensed Products, or any right, title or interest in Licensed Products, less the following amounts:

i.	customary trade, quantity or cash discounts and rebates actually allowed and taken;

ii.	amounts repaid or credited to customers on account of rejections or returns; and

iii.	to the extent separately stated on purchase orders, invoices, or other documents of sale, taxes levied on production, sale, transportation, delivery or use and paid by or on behalf of RAINDANCE or Sublicensees; and

iv.	reasonable charges for delivery or transportation provided by third parties, if separately stated.

Net Sales also includes the fair market value of any non-cash consideration received by RAINDANCE or Sublicensees for the sale, lease or other transfers or use of Licensed Products, or any right, title or interest in Licensed Products. Fair market value will be calculated as of the time of transfer of such non-cash consideration to RAINDANCE. Transfer of a Licensed Product within RAINDANCE or between RAINDANCE and an Affiliate or Sublicensee for sale by the transferee shall not be considered a Net Sale for purposes of calculating Royalties. In such

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

circumstances, the gross sales price and resulting Net Sales price shall be based upon the sale of the Licensed Product by the transferee. For Licensed Products consumed by RAINDANCE, a Sublicensee or Affiliates of either to perform commercial services, the price used to calculate Net Sales shall be equal to the list price of the same or a substantially similar Licensed Product. Licensed Products consumed by RAINDANCE or Affiliates for internal research and development shall not be considered a Net Sale. Any transfer of Licensed Products in the seeking of regulatory approval or as free samples shall be considered a Net Sale at fair market value calculated at of the time of such transfer.

I.	[****]

i.

[****]

[****]

[****].

[****].

ii.

[****].

[****].

[****].

J.	“Royalty(ies)” means all amounts payable under Section 3.B of this Agreement.

K.	“Sublicense” means any agreement entered into by RAINDANCE with any third party (including Affiliates of RAINDANCE) for which any right, title or interest to the Licensed Patents is granted.

L.

“Sublicense Revenue” means any kind of compensation or consideration, including any payments made by a third party to RAINDANCE on behalf of a Sublicensee, except Royalties (which are subject to Section 3.B), to which RAINDANCE is entitled in connection with the grant of any rights or interest to a Sublicensee, without regard to how the compensation or consideration is structured, denominated or paid. Sublicense Revenue includes all fees, minimum royalties, milestone payments and other payments or consideration of any kind including without limitation in kind payments, equity amounts taken by RAINDANCE in lieu of cash, or discounts below fair market value of an equity purchase by RAINDANCE. Notwithstanding the foregoing, Sublicense Revenue shall not include proceeds reasonably and fairly attributable, as determined in

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

good faith by LICENSEE, to bona fide: (i) equity investments in the LICENSEE at fair market value; and (ii) reimbursement for the cost of research and/or development services provided on the basis of full-time equivalent efforts of personnel not in excess of commercially reasonable full-time equivalent rates.

M.	“Sublicensee” means any person, company or other entity granted a Sublicense by RAINDANCE under Section 2.B below, including Affiliates of any such person, company or entity.

N.	“Territory” means [****].

O.	“Valid Claim” means an issued claim of any unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, in a ruling that is unappealable or unappealed within the time allowed for appeal.

Section 2. Grant

A.	Grant. Upon payment of the license payments described in Section 3. A and Section 6.B.i, and subject to and conditioned on RAINDANCE’s continuing compliance with the terms and conditions of this Agreement, UNIVERSITY hereby grants to RAINDANCE and its Affiliates an exclusive license to [****].

B.	Sublicense. RAINDANCE shall have the right to grant Sublicenses to third parties to the rights granted RAINDANCE under Section 2.A. As an express condition precedent to RAINDANCE’s right to grant any Sublicense to a third party: (i) the terms of the Sublicense shall be consistent and in no way conflict with this Agreement; (ii) the Sublicense shall provide that the Sublicensee may not grant further Sublicenses to third parties, except for Affiliates and bona fide marketing or distribution partners of the Sublicensee; and (iii) the Sublicense shall contain all essential terms and conditions of this Agreement. Any Sublicense that does not meet each of (i)-(iii) above is void ab initio.

C.	Reservation of Rights. [****].

D.	U.S. Laws. The inventions claimed in the Licensed Patents were developed with the use of United States Government funds. Therefore, all rights granted in this Agreement are subject to the provisions of Public Law 96-517 (The Bayh-Dole Act of 1980), Public Law 98-620 (The Trademark Clarification Act of 1984) and/or any other applicable law concerning rights in inventions developed with the use of United States Government funds.

E.	No Other Rights. No rights in and to the Licensed Patents other than those provided in this Section 2, express or implied, are conveyed by UNIVERSITY. No rights to any patents except those included in Licensed Patents are conveyed by UNIVERSITY.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Section 3. Payments

A.	Upfront Payment. As partial consideration for the exclusive license granted in Section 2 of this Agreement, RAINDANCE shall pay UNIVERSITY concurrently with execution of this Agreement the sum of [****] U.S. dollars.

B.	Royalties. As partial consideration for the exclusive license granted in Section 2 of this Agreement, RAINDANCE shall pay UNIVERSITY a Royalty equal to:

i.	[****] of Net Sales of [****] that are Licensed Products, payable by RAINDANCE, its Sublicensees and Affiliates of either, and

ii.	[****] of Net Sales of [****] that are Licensed Products, payable by RAINDANCE, its Sublicensees and Affiliates of either, and

iii.	[****] of Net Sales of [****] that are Licensed Products, payable by RAINDANCE, its Sublicensees and Affiliates of either.

Notwithstanding the foregoing, in the event RAINDANCE, Sublicensees or Affiliates are required to make patent royalty payments, at fair market terms, to a third party as a result of the sale of Licensed Products, RAINDANCE may offset such third party payments against the royalty payments that are due to UNIVERSITY, provided that in no event shall the royalty payments to UNIVERSITY be reduced to less than [****] to less than [****] for [****], and to less than [****] for [****].

C.	Accrued Royalties on Newly Licensed Products. When Net Sales of a product or service are accrued at a time during the pendency of an application(s) within the Licensed Patents, but prior to the issuance of a Valid Claim (“Prior Pendency”), and a Valid Claim subsequently issues that covers the product or service sold during such Prior Pendency, then LICENSEE, as partial consideration for the license granted in Section 2, shall pay UNIVERSITY, within [****] of the issuance of such Valid Claim, a lump sum payment equal to [****] of the cumulative Royalties on all Net Sales of newly Licensed Product accrued during such Prior Pendency. For the avoidance of doubt, such cumulative Royalties are due if such product or service is (i) covered by the scope of the Valid Claim, (ii) made by a process, method or technique covered by the scope of the Valid Claim, (iii) used in a method of use covered by the scope of the Valid Claim, (iv) made using a component or material that is covered by the scope of the Valid Claim that is supplied or caused to be supplied from, or offered for sale, sold or imported into, the United States, or (v) used in any service or part of selling a service, covered by the scope of the Valid Claim. For the further avoidance of doubt, such cumulative Royalties are not due for a particular Net Sale if Royalties were already paid on such Net Sale during the Prior Pendency.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

D.	License Maintenance Fees/Minimum Royalties. RAINDANCE shall pay UNIVERSITY the sum of [****] U.S. dollars annually on each anniversary date of the date first written on page one of this Agreement until [****]. If the total Royalties for any annum beginning with the [****] of First Commercial Sale of a Licensed Product in the United States, are less than

i.	[****],

ii.	[****], and

iii.	[****], then

[****]. Such payment shall be made at the same time the payment for Royalties for the annum are due. If no Royalties are being paid by RAINDANCE for any annum in which minimum Royalties are due and payable, the minimum Royalties shall be paid within thirty (30) days of the end of each such annum.

E.	Payment and Reporting of Royalties. Royalties shall be payable in U.S. currency within thirty (30) days after the end of each [****]during the term of this Agreement, beginning with the [****]. Any necessary conversion of currency into United States dollars shall be at the applicable rate of exchange of Citibank, N.A., in New York, New York, on the last day of the [****] in which such transaction occurred. Each payment shall be accompanied by a statement, verified and signed by the President or Chief Financial Officer of RAINDANCE and certified as accurate, showing Net Sales for each country in the Territory and calculation of the Royalties due.

F.	RAINDANCE Responsibility for Payments. RAINDANCE shall be responsible for obtaining the full compliance of its Affiliates and Sublicensees with the terms and conditions of this Agreement and any Sublicense. For the purposes of payments, RAINDANCE shall be fully responsible for any payments due to UNIVERSITY under this Agreement that are not made by its Affiliates and/or its Sublicensees according to the terms of this Agreement. Time is of the essence with respect to all payments made by RAINDANCE to UNIVERSITY.

G.	Sublicense Payments. UNIVERSITY will be paid [****] of all Sublicense Revenue in connection with the Sublicense of technology that is both (i) covered by at least one Valid Claim in a Licensed Patent and (ii) not covered by one or more Valid Claims of a patent which is owned by RAINDANCE or licensed to RAINDANCE by a third party. For each Sublicense granted by RAINDANCE that includes patents from UNIVERSITY and patents from additional parties, UNIVERSITY will be paid [****] of the Sublicense Revenue that is fairly allocated to the value of the Licensed Patents under this Agreement. Any such payments to UNIVERSITY will be accompanied by a statement explaining in detail the basis of the allocation. All payments made under this paragraph shall be made (or assigned as relevant) to UNIVERSITY within [****] by RAINDANCE, and will be subject to Section 5.A.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

H.	Overdue Payments. Payments due to UNIVERSITY under this Agreement shall, if not paid when due under the terms of this Agreement, bear simple interest at the lower of the prime rate of interest (as published by Citibank, N.A. on the date such payment is due) plus [****] or the highest rate permitted by law, calculated on the basis of a 360-day year for the number of days actually elapsed, beginning on the due date and ending on the day prior to the day on which payment is made in full. Interest accruing under this Section 3.G shall be due to UNIVERSITY on demand or upon payment of past due amounts, whichever is sooner. The accrual or receipt by UNIVERSITY of interest under this Section 3.G shall not constitute a waiver by UNIVERSITY of any right it may otherwise have to any other remedies available to UNIVERSITY including the right to declare a default under this Agreement or to terminate this Agreement. RAINDANCE shall pay for all costs and fees including reasonable attorney’s fees that UNIVERSITY must expend in order to collect any amounts due and owing to UNIVERSITY after reasonable attempts have been made to collect the amounts or, in UNIVERSITY’S discretion, after the amounts remain outstanding for a period of ninety (90) days from the payment due date.

Section 4. Diligence

A.	Efforts. RAINDANCE shall use reasonable efforts to exploit the licenses granted herein by diligently developing the invention and to bring Licensed Products to market which are subject to this Agreement.

B.	[****].

C.	Promotion and Marketing. RAINDANCE shall use reasonable efforts (and in no event less effort or relative expense than RAINDANCE expends in promoting its other products) to promote, advertise, and sell the Licensed Products.

Section 5. Records and Reporting

A.

Full and Accurate Records. UNIVERSITY may from time to time and at any reasonable time, not exceeding once every twelve (12) months, through individuals as UNIVERSITY may designate, inspect the books and records of RAINDANCE and its Affiliates in order to verify the accuracy of any reported statement by RAINDANCE of sums paid or payable, or of any other material obligation under this Agreement. RAINDANCE shall keep, and shall cause its Affiliates and Sublicensees to keep, full and accurate books and records in sufficient detail so that RAINDANCE’s compliance with its obligations under this Agreement can be properly determined without undue delay or difficulty. Such books and records shall be maintained for at least five (5) years after the Royalty reporting period(s) to which they relate. Books and records shall include but not

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

be limited to: accounting general ledgers; invoice/sales registers; original invoice and shipping documents; federal and state business tax returns; company financial statements; sales analysis reports; inventory and or manufacturing records; sublicense and distributor agreements; price lists, product catalogs and other marketing materials; and laboratory notebooks.

After completion of any such examination, UNIVERSITY shall promptly notify RAINDANCE in writing of any proposed modification to RAINDANCE’s statement of sums due and payable. Such examination shall be made at the expense of UNIVERSITY, unless such examination discloses a discrepancy of [****] or more in the amount of Royalties and other payments due UNIVERSITY. In such case RAINDANCE shall be responsible for reimbursing UNIVERSITY for the examination fee and expenses charged by the auditor. Any underpayment as determined by the auditor will bear interest at [****] per month from the date the royalty payment was due. RAINDANCE agrees to pay past due royalties for any royalty deficiency error as determined by the auditor, including any royalty deficiency for periods prior to the period under audit. UNIVERSITY and the auditor shall maintain in confidence such inspection and the resulting report. The auditor may from time to time consult the UNIVERSITY and any of its employees or third party counsel on questions as they relate to the Agreement. The auditor may not disclose financial or proprietary information except as required to conduct the audit, to report the results of the audit, or as otherwise permitted by this Agreement or if the information already exists in the public domain. No other confidentiality agreement shall be required to conduct the audit of the RAINDANCE’s books and records.

B.	Progress Reports. Within thirty (30) days of the end of each calendar year during the term of this Agreement, RAINDANCE shall make a written report to UNIVERSITY, in such detail as UNIVERSITY may reasonably request, covering the preceding year and describing the progress of RAINDANCE toward bringing Licensed Products to market (and any proposed revisions to the plan developed during the preceding year). RAINDANCE agrees to immediately notify UNIVERSITY in writing upon First Commercial Sale of each Licensed Product [****]. Upon the First Commercial Sale of each Licensed Product, RAINDANCE shall provide in writing to UNIVERSITY the date of First Commercial Sale and the tradename of each commercial product.

Section 6. Patents

A.

Prosecution and Maintenance. [****] shall be solely responsible for the preparation, filing, prosecution, maintenance and abandonment of the Licensed Patents. [****] agrees to cooperate, and to cause [****], with [****] in a timely manner in the preparation, filing, prosecution and maintenance of the Licensed Patents by disclosing such information as may be requested by [****] and by promptly executing such documents as [****] may reasonably request in

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

connection therewith. [****] of either shall bear their own costs in connection with their cooperation with under this Paragraph. [****] will make reasonable efforts to provide, or to have their legal counsel provide, [****] copies of all material documents received or prepared by [****] in the prosecution and maintenance of the Licensed Patents prior to such documents being filed in any patent office and giving [****] reasonable time to comment thereon. [****] shall file additional claims, in existing cases or in divisional or continuing applications, upon [****] reasonable request.

B.	Patent Costs. [****] agrees to pay all necessary and reasonable fees and expenses incurred by [****] in preparing, filing, prosecuting and maintaining the Licensed Patents (“Patent Costs”), except where a [****] in which case [****]. In the event [****].

i.	RAINDANCE shall pay [****].

ii.	[****].

iii.	[****].

iv.	[****].

C.	Infringement. In the event of an alleged infringement of a Licensed Patent the following shall apply:

i.	Notice. Each party shall give the other written notice if one of them becomes aware of any alleged infringement by a third party of any Licensed Patent. Upon notice of any such alleged infringement, the parties shall promptly consult with one another with a view toward reaching agreement on a course of action to be pursued.

ii.	[****].

(1)	[****].

(2)	[****].

iii.	[****].

Section 7. Term and Termination

A.	Term. Unless terminated earlier, this Agreement shall expire on the expiration date of the last to expire of the Licensed Patents.

B.	UNIVERSITY’S Right to Terminate. UNIVERSITY shall have the right to terminate this Agreement as follows, in addition to all other available remedies:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

i.	If RAINDANCE fails to make any Royalty or other payment (whether of cash, stock or other form of consideration) when due, UNIVERSITY may terminate this Agreement thirty (30) days after UNIVERSITY’S written notice to RAINDANCE describing such failure, unless RAINDANCE makes such payment within such thirty (30) days, unless RAINDANCE disputes that such payment is in fact owed (in which case the Parties shall make reasonable attempts to resolve the dispute by discussion, mediation, arbitration and/or other available routes for dispute resolution).

ii.	If RAINDANCE breaches any obligation of this Agreement other than an obligation to make a Royalty or other payment when due, this Agreement shall terminate effective sixty (60) days after UNIVERSITY’S written notice to RAINDANCE describing such failure, unless RAINDANCE cures such failure to the satisfaction of UNIVERSITY within such sixty (60) days.

iii.	If RAINDANCE shall have filed by or against it a petition under any bankruptcy or insolvency law it shall immediately notify UNIVERSITY. If such petition is not dismissed within sixty (60) days of its filing, or if RAINDANCE makes an assignment of all or substantially all of its assets for the benefit of its creditors, RAINDANCE shall immediately notify UNIVERSITY and UNIVERSITY may terminate this Agreement by written notice effective as of the (i) date of filing by RAINDANCE of any such petition, (ii) date of any such assignment to creditors, or (iii) end of the sixty (60) days if a petition is filed against it and not dismissed by such time, whichever is applicable.

iv.	If RAINDANCE shall be dissolved, liquidated or otherwise ceases to exist, other than for reasons specified in Section 7.B.(iii) above, this Agreement shall automatically terminate as of (i) the date articles of dissolution or a similar document is filed on behalf of RAINDANCE with the appropriate government authority or (ii) the date of establishment of a liquidating trust or other arrangement for the winding up of the affairs of RAINDANCE .

C.	RAINDANCE’s Right to Terminate. RAINDANCE may notify UNIVERSITY of its desire to terminate this Agreement at any time by giving UNIVERSITY ninety (90) days prior written notice. The termination shall take effect at the end of the first royalty reporting period after the ninetieth day has elapsed.

D.	Survival. The following shall survive any termination of this Agreement for any reason: (i) all causes of action accruing to either party under this Agreement, (ii) RAINDANCE’s obligation to pay Royalties, Patent Costs, and all other amounts payable under this Agreement accrued prior to the date of termination, (iii) RAINDANCE’s obligation to report Net Sales and keep records, as required by Section 5; (iv) UNIVERSITY’S right to request an audit pursuant to Section 5.A; and (v) Sections 5, 7.E, 8, and 9 of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

E.	Post Termination, Post Expiration Obligations of RAINDANCE. Upon the termination of this Agreement for any reason, except expiration of this Agreement pursuant to Section 7.A., all rights of RAINDANCE to use the Licensed Patent(s) shall immediately thereafter cease. RAINDANCE shall not thereafter operate or conduct business under any name or mark and in any manner in the Territory that might tend to create the impression that this Agreement is still in force, or that RAINDANCE has any right to use any Licensed Patent(s), any trademark or servicemark of UNIVERSITY, and/or any tangible property owned by UNIVERSITY in the Territory. Upon termination or expiration, all payments including fees and costs due under this Agreement and not paid yet shall become immediately due and payable.

F.	Termination and Sublicenses. Each Sublicense shall state that if this Agreement terminates for any reason, except expiration pursuant to Section 7.A, the Sublicense shall automatically terminate effective the same date without the necessity of any prior notice to Sublicensee , either from UNIVERSITY, RAINDANCE or otherwise. In each case, UNIVERSITY agrees upon request of each Sublicensee not then in material breach of any provisions of this Agreement applicable to such Sublicensee promptly enter into a direct license agreement with such Sublicensee on terms substantially the same as the terms of this Agreement. . If, however, no such agreement is reached within one hundred and eighty (180) days, or a longer, mutually agreed upon time period, UNIVERSITY shall have no further obligation to the Sublicensee.

Section 8. Representations, Warranties, Disclaimers; Indemnification; Insurance

A.	Representations, Warranties and Covenants of RAINDANCE. RAINDANCE hereby represents, warrants and covenants that:

i.	RAINDANCE is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has the corporate power and authority to execute and deliver this Agreement, and perform its obligations under this Agreement.

ii.	The execution, delivery and performance have been duly and validly authorized by RAINDANCE, and upon execution and delivery by RAINDANCE, this Agreement will constitute a valid and binding agreement of RAINDANCE.

iii.	RAINDANCE has no other agreements that conflict with the obligations undertaken and rights and licenses granted in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

iv.	Any manufacture of Licensed Product(s) by RAINDANCE, its vendor(s), suppliers agents or contractors, shall comply with and conform to all applicable specifications required by any regulatory approval.

v.	RAINDANCE and its Affiliates will take no action nor engage in any activity that substantially increases the risk that any Licensed Patent or any claim in any Licensed Patent is likely to be found invalid or unenforceable.

vi.	RAINDANCE shall timely make all payments to UNIVERSITY required by this Agreement.

B.	Disclaimer of Warranties. UNIVERSITY MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT. IN PARTICULAR , UNIVERSITY DISCLAIMS ANY WARRANTY WITH RESPECT TO THE INVENTION(S) CLAIMED IN THE LICENSED PATENTS OR WITH RESPECT TO THE LICENSED PATENTS THEMSELVES, INCLUDING BUT NOT LIMITED TO, ANY REPRESENTATIONS OR WARRANTIES ABOUT (I) THE VALIDITY, SCOPE OR ENFORCEABILITY OF ANY OF THE LICENSED PATENTS; (II) THE ACCURACY, SAFETY OR USEFULNESS FOR ANY PURPOSE OF ANY INFORMATION PROVIDED BY UNIVERSITY TO RAINDANCE, ITS SUBLICENSEES, OR AFFILIATES OF EITHER, WITH RESPECT TO THE INVENTION(S) CLAIMED IN THE LICENSED PATENTS OR WITH RESPECT TO THE LICENSED PATENTS THEMSELVES AND ANY PRODUCTS DEVELOPED FROM OR COVERED BY THEM; (III) WHETHER THE PRACTICE OF ANY CLAIM CONTAINED IN ANY OF THE LICENSED PATENTS WILL OR MIGHT INFRINGE A PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OWNED OR LICENSED BY A THIRD PARTY; (IV) THE PATENTABILITY OF ANY INVENTION CLAIMED IN THE LICENSED PATENTS; OR (V) THE ACCURACY, SAFETY, OR USEFULNESS FOR ANY PURPOSE OF ANY PRODUCT OR PROCESS MADE OR CARRIED OUT IN ACCORDANCE WITH OR THROUGH THE USE OF THE LICENSED PATENTS. IN ADDITION, UNIVERSITY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

C.	[****].

D.	[****].

E.

Insurance. RAINDANCE agrees, and agrees to cause its Sublicensees and Affiliates of either to agree, to maintain liability insurance that shall cover any claims for bodily injury, property, or other damage alleged to relate to Licensed Products or activities undertaken in connection with this Agreement, Licensed Patents, or Licensed Products, including the development, manufacture, use, sale

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

or other disposition of Licensed Products and all activities associated therewith. RAINDANCE, Sublicensees and Affiliates of either shall list UNIVERSITY and its Affiliates, at RAINDANCE’s, Sublicensee’s or Affiliates’ expense, whichever is relevant, as additional named insureds under each liability insurance policy (including excess or umbrella liability policies) that RAINDANCE, its Sublicensees or Affiliates have or shall obtain, that includes any coverage of claims relating to Licensed Products. Such insurance shall be primary and noncontributory to any insurance UNIVERSITY and its Affiliates may have. At UNIVERSITY’S request, RAINDANCE will supply UNIVERSITY from time to time with copies of each such policy.

Section 9. Miscellaneous

A.	Marking. RAINDANCE shall place, and agrees to cause its Sublicensees and Affiliates of either to place, in a conspicuous location on Licensed Products (or its packaging where marking the Product is physically impossible) a patent notice in accordance with the laws concerning the marking of patented articles in the country in which such articles are sold.

B.	US Manufacture. RAINDANCE agrees that any Licensed Products will be manufactured substantially in the United States of America as required by 35 United States Code Section 204.

C.	Export Regulations. Licensed Products and technical data and information delivered under this Agreement may be subject to United States export control laws and may also be subject to export or import regulations in other countries. RAINDANCE agrees to comply strictly with all such laws and regulations and acknowledges that RAINDANCE has the responsibility to obtain such licenses to export, re-export, or import Licensed Products or other technical data and information delivered under this Agreement as may be required by applicable laws or regulations. RAINDANCE shall not knowingly export or re-export or cause to be exported or re-exported, directly or indirectly, any Licensed Products, or any documents, materials or information related to the development, commercialization, marketing, use or sale of any Licensed Product, to any country for which the United States government or any other government, or any agency thereof, requires an export license or other government approval at the time of such export without first obtaining any required license or approval.

D.	Entire Agreement, Amendment, Waiver. This Agreement together with the Schedules attached hereto constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior written or oral agreements or understandings (express or implied) between them concerning the same subject matter. This Agreement may not be amended or modified except in a document signed by duly authorized representatives of each party. No waiver of any default hereunder by either party or any failure to enforce any rights hereunder shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

E.	Notice. Any notice required or otherwise made pursuant to this Agreement shall be in writing, sent by registered or certified mail properly addressed, or by facsimile with confirmed answerback, to the other party at the address set forth below or at such other address as may be designated by written notice to the other party. Notice shall be deemed effective three (3) business days following the date of sending such notice if by mail, on the day following deposit with an overnight courier, if sent by overnight courier, or upon confirmed answer-back if by facsimile.

If to UNIVERSITY:	UChicagoTech
Office of Technology and Intellectual Property
The University of Chicago
5555 South Woodlawn Avenue
Suite 300
Chicago, Illinois 60637

Facsimile Number: 773-702-0741
Attention: Director of Technology Transfer

If to RAINDANCE:

Attn: CEO
Raindance
44 Hartwell Ave.
Lexington, MA 02421
781-861-6300 phone
781-861-1233 fax

With a Copy to:

Ivor Elrifi
MINTZ LEVIN
666 Third Avenue
New York, NY 10017

212 692 6800 phone
212 983 3115 fax

F.

Assignment. This Agreement shall be binding on the parties hereto and upon their respective successors and assigns. RAINDANCE may at any time, upon written notice to the other party, assign or delegate to a successor to all or substantially all of its business any of its rights and obligations hereunder, provided that, any such assignment or delegation shall in no event relieve RAINDANCE of its primary

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responsibility for the same. Any such assignment shall be conditioned on and shall not be effective until the assignee or transferee has executed and delivered a written agreement assuming and undertaking all of the duties and obligations of the assignor or transferor under this Agreement. Except as provided above, RAINDANCE may not assign or delegate any right or obligation hereunder without the prior written consent of UNIVERSITY, which consent shall not be unreasonably withheld, and any attempted assignment or delegation in violation thereof shall be void. UNIVERSITY may assign this Agreement at any time to any third party on written notice to RAINDANCE. In the event of an assignment by UNIVERSITY, the assignee shall be substituted for UNIVERSITY as a party hereto, and UNIVERSITY shall no longer be bound hereby.

G.	Governing Law. The interpretation and performance of this Agreement shall be governed by the laws of the State of Illinois.

H.	Independent Contractors. The Parties agree that the relationship of UNIVERSITY and RAINDANCE established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, and nor shall this Agreement create or establish an employment, agency or any other relationship. Neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.

I.	No Use of Name. RAINDANCE agrees not to use, and shall prohibit its Sublicensees and Affiliates of either from using, the name of UNIVERSITY in any commercial activity, marketing, advertising or sales brochures except with the prior written consent of UNIVERSITY, which consent may be granted or withheld at UNIVERSITY’S sole discretion. RAINDANCE agrees not to use, and shall prohibit its Sublicensees and Affiliates of either from using, the name of any UNIVERSITY employee(s) in any commercial activity, marketing, advertising or sales brochures.

J.	Waiver. No term or provision of this Agreement shall be waived and no breach excused unless such waiver or consent shall be in writing and signed by the Party claimed to have waived or consented. No waiver of a breach shall be deemed to be a waiver of a different or subsequent breach.

K.	Construction. Each Party has consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall be construed without regard to the Party or Parties responsible for the preparation of the same and shall be deemed as prepared jointly by the Parties. Any ambiguity or uncertainty existing herein shall not be interpreted or construed against any Party.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

L.	Execution. This Agreement may be executed by the Parties in any number of identical counterparts, each of which, for all purposes shall be deemed to be an original, and all of which shall constitute, collectively, one instrument.

M.	Severability. If any provision of this Agreement shall be held illegal, unenforceable, or in conflict with any laws of any federal, provincial, state, or local government that may exercise jurisdiction over this Agreement, the validity of the remaining portions or provisions shall not be affected thereby.

N.	Third Party Beneficiaries. All rights, benefits and remedies under this Agreement are solely intended for the benefit of UNIVERSITY and RAINDANCE, and no other person or entity shall have any rights whatsoever to (i) enforce any obligation contained in this Agreement; (ii) seek a benefit or remedy for any breach of this Agreement; or (iii) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective duly authorized officers or representatives on the date first above written.

UNIVERISTY		RainDance Technologies, Inc.

By:	/s/ Alan Thomas	By:	/s/ Christopher McNary
Alan Thomas		Christopher McNary
Director of Technology Transfer, UCTech		President & CEO
Date of signature: June 9, 2008		Date of signature: June 10, 2008

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SCHEDULE A

Licensed Patents

[****]

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Amendment No. 1

This Amendment No. 1 is entered into effective as of April 12, 2013 (the “Amendment No. 1 Effective Date”), by and between RainDance Technologies, Inc., a Delaware corporation having a principal place of business at 44 Hartwell Avenue, Lexington, MA 02421 (“RainDance”) and The University of Chicago, an Illinois not-for-profit institution (“University”). Each hereunder may be referred to separately as a (“Party”), or together as the (“Parties”).

WHEREAS, the Parties are party to a certain license agreement between them dated June 9, 2008 (the “License Agreement”): and

WHEREAS, the Parties wish to amend the License Agreement in certain particulars as specified herein;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.	Definition of “Field.” Section 1(D) of the License Agreement is hereby deleted and replaced with the following:

“D.	“Field” means [****], wherein:

(a)	[****]

For clarity, and without limiting the foregoing, [****].

(b)	[****].

For	reference, University of Chicago [****].

2.	Definition of [****]. Section 1(1) of the License Agreement is hereby deleted and replaced with the following:

“I. [intentionally Omitted]”

3.	Additional License Grant. Section 2(A) of the License Agreement is hereby amended by adding a second sentence thereto as follows:

“UNIVERSITY hereby grants to RAINDANCE and its Affiliates a non-exclusive license [****].”

4.	Amendment to Section 3(B). Section 3(B) of the License Agreement is hereby amended by inserting the words “and non-exclusive license*’ in the first sentence thereof so that it reads as follows:

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“B. Royalties. As partial consideration for the exclusive license and non-exclusive license granted in Section 2 of this Agreement, RAINDANCE shall pay UNIVERSITY a Royalty equal to:”

5.	Deletion of Section 3(C). Section 3(C) (“Accrued Royalties on Newly Licensed Patents”) of the License Agreement is hereby deleted in its entirety and replaced with the following:

“C. [Intentionally Omitted]”

The Parties agree that, notwithstanding the deletion of Section 3(C) in accordance with this paragraph 5, any royalties that would have accrued under Section 3(C) as a result of the issuance of [****] up to the date of such issuance, [****], shall be paid by RAINDANCE to UNIVERSITY in accordance with the terms of Section 3(C). Such payment may be made pro rata over a period of [****].

6.	Agreements with respect to Section 4. The Parties agree that Section 4 (Diligence) of the License Agreement does not apply with respect to any Licensed Product that, [****], would not be a Licensed Product. The Parties further agree that the obligations of RAINDANCE under subsection B of Section 4 have been satisfied and that subsection B shall have no further import or effect.

7.	Amendment to Section 6(B). Section 6(B) of the License Agreement is hereby amended by deleting the first paragraph thereof and replacing such first paragraph with the following:

[****].

8.	Amendments to Section 8. Section 8 of the License Agreement is hereby amended by:

a.	adding, after subsection A thereof, the following subsection Al:

“Al. Representations, Warranties and Covenants of UNIVERSITY. UNIVERSITY hereby represents, warrants and covenants that:

(i)	UNIVERSITY has all rights [****] necessary and sufficient to fully effectuate the license grants set out in Section 2(A) hereof without limitation or encumbrance of any kind.

(ii)	UNIVERSITY has not [****], and UNIVERSITY agrees that it shall not [****].”

b.	amending the First sentence of subsection B thereof by adding at the beginning thereof the words “EXCEPT AS OTHERWISE PROVIDED IN SUBSECTION Al OF THIS SECTION 8,”

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9.	Notice to RainDance

The portion of Section 9(E) of the License Agreement related to the copy of notice to RainDance is hereby deleted and replaced with the following:

With a Copy to:

Goodwin Procter LLP

Attn: Mitchell S. Bloom re RainDance Technologies, Inc.

53 State Street Exchange Place

Boston MA 02109

10.	Replacement of Schedule A

Schedule A of the License Agreement is hereby deleted and replaced with the Attached Schedule A. The Parties agree that, notwithstanding anything to the contrary in the License Agreement, Rain Dance’s obligations with respect to [****].

As consideration for this Amendment No. 1, RainDance agrees to pay UNIVERSITY a total of [****] on or before [****].

Except as expressly set forth above, all other terms and conditions of the License Agreement shall remain unchanged and continue in full force and effect. This Amendment No. l amends and is hereby made a part of the License Agreement. All capitalized terms not defined herein have the meaning ascribed to them in the License Agreement.

The Parties may execute this Amendment No. 1 in counterparts, each of which is deemed an original, but all of which together constitute one and the same amendment. This Amendment No. l may be delivered electronically or by facsimile transmission, and electronic or facsimile copies of executed signature pages shall be as binding as originals.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date first written above.

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RainDance Technologies, Inc.

By: /s/ S. Roopom Banerjee
S. Roopom Banerjee
President and Chief Executive Officer	Date of signature: April 12, 2013

University of Chicago

By: /s/ Alan Thomas
Alan Thomas
Director of Technology Transfer	Date of signature: April 12, 2013

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SCHEDULE A

Licensed Patents

[****]

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SCHEDULE B - Patents Subject to [****] - page 1

[****]

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SCHEDULE B - page 2

The Parties agree that [****] by written agreement between the Parties (including by exchange of emails by representatives of the Parties authorized or delegated to make such agreements) without the need for formal amendment of this Schedule B.

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Appendix 1

[****]

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